Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report Of Foreign Private Issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 by Satélites Mexicanos, S.A. de C.V. (the “Company”) on Form 20-F for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cynthia Pelini, Chief Financial Officer of the Company, certify, that to the best of my knowledge, pursuant to 18 U.S.C.§1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ CYNTHIA PELINI Cynthia Pelini Chief Financial Officer

June 30, 2005